Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding
The amounts outstanding are as follows:

As at Dec. 31				2023			2022
	Segment	Maturity	Currency	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest
Credit facilities
Committed syndicated bank facility(2)	Corporate	2027	CAD	—	—	—	32	33	4.7%
Term Facility	Corporate	2024	CAD	397	400	7.4%	396	400	6.5%
Debentures
7.3% Medium term notes	Corporate	2029	CAD	110	110	7.3%	110	110	7.3%
6.9% Medium term notes	Corporate	2030	CAD	141	141	6.9%	141	141	6.9%
Senior notes(3)
7.8% Senior notes(4)	Corporate	2029	USD	520	528	7.8%	533	542	7.8%
6.5% Senior notes	Corporate	2040	USD	391	396	6.5%	401	407	6.5%
Non-recourse
Melancthon Wolfe Wind LP bond	Wind & Solar	2028	CAD	168	169	3.8%	202	203	3.8%
New Richmond Wind LP bond	Wind & Solar	2032	CAD	103	104	4.0%	112	113	4.0%
Kent Hills Wind LP bond	Wind & Solar	2033	CAD	193	196	4.5%	206	209	4.5%
Windrise Wind LP bond	Wind & Solar	2041	CAD	164	167	3.4%	170	173	3.4%
Pingston bond	Hydro	2043	CAD	39	39	6.2%	45	45	3.0%
TAPC Holdings LP bond (Poplar Creek)	Gas	2030	CAD	85	86	9.4%	94	95	8.9%
TEC Hedland PTY Ltd bond(5)	Gas	2042	AUD	691	699	4.1%	711	720	4.1%
TransAlta OCP LP bond	Gas	2030	CAD	217	218	4.5%	241	242	4.5%
Tax equity financing
Big Level & Antrim(6)	Wind & Solar	2029	USD	91	97	6.6%	102	108	6.6%
Lakeswind(7)	Wind & Solar	2029	USD	10	10	10.5%	15	15	10.5%
North Carolina Solar(8)	Wind & Solar	2028	USD	3	3	7.3%	6	6	7.3%
Other(9)	Corporate		CAD	—	—	—	1	1	5.9%
Total long-term debt				3,323	3,363		3,518	3,563
Lease liabilities(10)				143			135
Total long-term debt and lease liabilities				3,466			3,653
Less: current portion of long-term debt				(526)			(170)
Less: current portion of lease liabilities				(6)			(8)
Total current long-term debt and lease liabilities				(532)			(178)
Total non-current credit facilities, long-term debt and lease liabilities				2,934			3,475
(1)Interest rate reflects the stipulated rate or the average rate weighted by principal amounts outstanding and is before the effect of hedging.
(2)Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3)US face value at Dec. 31, 2023 – US$700 million (2022 – US$700 million).
(4)The effective interest rate for the senior notes is 5.98 per cent after the effects of gains realized on settled interest rate hedging instruments.
(5)AU face value at Dec. 31, 2023 – AU$773 million (2022 – AU$786 million).
(6)US face value at Dec. 31, 2023 – US$73 million (2022 – US$79 million).
(7)US face value at Dec. 31, 2023 – US$8 million (2022 – US$11 million).
(8)US face value at Dec. 31, 2023 – US$2 million (2022 – US$5 million).
(9)Other debt consisted of an unsecured commercial loan obligation that matured and was repaid in 2023.
(10)At Dec. 31, 2023, lease liabilities exclude a lease incentive of $12 million expected to be received in 2024, which is recognized in trade and other receivables.
The Company's credit facilities are summarized in the table below:

As at Dec. 31, 2023		Utilized
Credit Facilities	Facility size	Outstanding letters of credit(1)	Cash drawings	Available capacity	Maturity date
Committed
TransAlta syndicated credit facility	1,950	417	—	1,533	Q2 2027
TransAlta bilateral credit facilities	240	178	—	62	Q2 2025
TransAlta Term Facility	400	—	400	—	Q3 2024
Total Committed	2,590	595	400	1,595
Non-Committed
TransAlta demand facilities	400	187	—	213	N/A
Total Non-Committed	400	187	—	213
(1)TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. Letters of credit drawn against the non-committed facilities reduce the available capacity under the committed syndicated credit facilities. At Dec. 31, 2023, TransAlta provided cash collateral of $145 million.
These facilities are the primary source of short-term liquidity after the cash flow generated from the Company's business.
The acquisition of TransAlta Renewables resulted in the TransAlta syndicated credit facility increasing by $700 million to approximately $2.0 billion, effectively consolidating the TransAlta Renewables syndicated credit facility into the TransAlta syndicated credit facility. Refer to Note 4 for more details.
The Company is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. The $187 million letters of credit are issued from non-committed demand facilities; these obligations are backstopped and reduce the available capacity on the committed credit facilities. In addition to the $1.4 billion of committed capacity available under the credit facilities, the Company also had $345 million of available cash and cash equivalents, net of bank overdraft.
Senior Notes
On Nov. 15, 2022, the Company repaid the US$400 million 4.5 per cent unsecured senior notes on maturity in addition to related fees and expenses.
On Nov. 17, 2022, the Company issued US$400 million senior notes, which have a fixed coupon rate of 7.75 per cent per annum and mature on Nov. 15, 2029. Including the effects of settled interest rate swaps, the notes have an effective yield of approximately 5.982 per cent. The notes are unsecured and rank equally in right of payment with all of our existing and future senior indebtedness and senior in right of payment to all of our future subordinated indebtedness. The interest payments on the bonds are made semi-annually, on November 15 and May 15 with the first payment commencing May 15, 2023. TransAlta is required to allocate an amount equal to the net proceeds from this offering to finance or, refinance new and/or existing eligible green projects in accordance with its Green Bond Framework.
A total of US$370 million (2022 – US$370 million) of the senior notes have been designated as a hedge of the Company’s net investment in US operations.
Non-Recourse Debt
On May 8, 2023, the Pingston Power Inc. non-recourse bond matured with a total aggregate repayment of $46 million, consisting of accrued interest and principal.
On Sept. 14, 2023, the Company closed a non-recourse bond financing for approximately $39 million ("Pingston bond") as a replacement for the non-recourse bond that matured on May 8, 2023. The Pingston bond is secured by a first ranking charge over all the respective assets of the Company's subsidiaries that issued the bonds, amortizes and bears interest at a rate of 6.145 per cent per annum, payable semi-annually, and matures on May 8, 2043. The Pingston bond is subject to customary financing conditions and covenants that may restrict the Company's ability to access funds generated by the facility's operations.
Tax Equity
Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind and North Carolina Solar acquired tax equity financings, which were initially recognized at their fair values. Tax equity financing balances are reduced by the value of tax benefits (production tax credits, tax depreciation and investment tax credits) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. The maturity dates of each financing are subject to change and are primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Company anticipates the maturity dates of the tax equity financings will be: Big Level and Antrim in December 2029; Lakeswind in March 2029 and North Carolina Solar in December 2028.
Other
TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2023, the Company was in compliance with all debt covenants.
B. Restrictions Related to Non-Recourse Debt and Other Debt
The Melancthon Wolfe Wind LP, Pingston Power Inc., TAPC Holdings LP, New Richmond Wind LP, Kent Hills Wind LP, TEC Hedland Pty Ltd and Windrise Wind LP non-recourse bonds and the TransAlta OCP LP bond, with a total carrying value of $1.7 billion as at Dec. 31, 2023 (2022 – $1.8 billion) are subject to customary financing conditions and covenants that may restrict the Company’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2023, with the exception of Kent Hills Wind LP and TAPC Holdings LP. Kent Hills Wind cannot make any distributions to its partners until the foundation work is completed. TAPC Holdings LP has been impacted by higher interest rates in 2023. The funds in these entities that have accumulated since the fourth quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2024. At Dec. 31, 2023, $79 million (2022 – $50 million) of cash was subject to these financial restrictions.
At Dec. 31, 2023, $3 million (AU$3 million) of funds held by TEC Hedland Pty Ltd are not able to be accessed by other corporate entities as the funds must be solely used by the project entities for the purpose of paying major maintenance costs. Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.
C. Security
Non-recourse debts totalling $1.4 billion as at Dec. 31, 2023 (2022 – $1.4 billion) are each secured by a first ranking charge over all of the respective assets of the Company’s subsidiaries that issued the bonds, which include PP&E with total carrying amounts of $1.5 billion at Dec. 31, 2023 (2022 – $1.5 billion) and intangible assets with total carrying amounts of $61 million (2022 – $70 million). At Dec. 31, 2023, a non-recourse bond of approximately $85 million (2022 – $94 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The TransAlta OCP bonds have a carrying value of $217 million (2022 – $241 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Company receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Company), commencing on Jan. 1, 2017 and terminating at the end of 2030.
D. Principal Repayments

	2024	2025	2026	2027	2028	2029 and thereafter	Total
Principal repayments(1)	526	142	143	153	162	2,237	3,363
Lease liabilities(2)	4	4	4	4	4	123	143
(1)Excludes impact of hedge accounting and derivatives.
(2)Lease liabilities exclude a lease incentive of $12 million, expected to be received in 2024, which is recognized in trade and other receivables.
E. Restricted Cash
As at Dec. 31, 2023, the Company had $17 million (2022 – $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund scheduled future debt repayments. The Company also had $52 million (2022 – $53 million) of restricted cash related to the TEC Hedland Pty Ltd bond. These cash reserves are required to be held under commercial arrangements and for debt service, which may be replaced by letters of credit in the future.
F. Letters of Credit
Letters of credit issued by TransAlta are drawn on its $2.0 billion committed syndicated credit facility, its $240 million bilateral committed credit facilities and its $400 million uncommitted demand facilities. TransAlta has drawn $417 million on its committed syndicated credit facility, $178 million on its bilateral committed credit facilities and $187 million on its uncommitted demand facilities.
Letters of credit are issued to counterparties as required by various contractual arrangements with the Company and certain subsidiaries of the Company. If the Company or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2023, was $782 million (2022 – $1,175 million) with nil (2022 – nil) amounts exercised by third parties under these arrangements.
G. Currency Impacts
The weakening of the US dollar has decreased the US-denominated long-term debt balances, mainly the senior notes and tax equity financing, by $27 million as at Dec. 31, 2023 (2022 – increased $41 million due to the strengthening of the US dollar). Almost all of the US-denominated debt is hedged either through financial contracts or net investments in the US operations.
Additionally, the weakening of the Australian dollar has decreased the Australian-denominated non-recourse senior secured notes balance by approximately $9 million as at Dec. 31, 2023 (2022 – $9 million). As this debt is issued by an Australian subsidiary, the foreign currency translation impacts are recognized within other comprehensive income (loss).